Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

PVOne Capital, LLC (the “Company”)

Capital One Securities, Inc.

(together, the “Specified Parties”)

Re: PVOne 2023-1 LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “PVOne Eligible ABS Statistical Tape 5.22.2023_kpmg.xlsx” provided by the Company on May 23, 2023, containing information on 4,117 tax liens as of May 22, 2023 (the “Data File”), which we were informed are intended to be included as collateral in the offering by PVOne 2023-1 LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages and number of days with respect to Purchase Date were within $0.01, 0.01%, and 6 days, respectively.

•	The term “Sources” means the following information and documents provided by the Company:

•

Scanned copies of the Auction Summary, Certificate Details, Certificate of Purchase, Certificate of Sale, Buy Sheet, Noticing Fee, Parcel Summary, Property Bill, Property Detail, Property Record, Purchase Detail, Tax Roll Property Summary, Tax Sale Certificate, and electronic mail correspondence confirming details of the tax liens purchased from auctions (the “Auction Purchase Confirmation Emails”), which were represented by the Company to be copies of the original documents;

•

Property Type and Market Value (property appraisal value) related to one or more tax liens sold by a specific county, which we obtained from the specific county assessor’s websites (“County Assessor’s Websites”) listed in Exhibit A;

•	The term “Statutory Interest Rate Websites” means state and county websites containing the statutory interest rates for Indiana, Maryland, and South Carolina listed in Exhibit C;

•	The term “Statutory Penalty Rate Websites” means state and county websites containing the statutory penalty rates for each state related to the Selected Tax Liens (defined below) listed in Exhibit C.

•

Excel files entitled “PVOne Sample Selection_batch1.xlsx” and “PVOne Sample Selection_ batch2.xlsx” detailing each state’s statutory interest rate, statutory penalty rate, interest rate accrual methodology, and the penalty rate accrual methodology (the “State Interest Overview”).

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology listed in Exhibit D.

•	The term “Provided Information” means the Sources and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 70 Tax Liens from the Data File (the “Selected Tax Liens”). A listing of the Selected Tax Liens is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Tax Liens we were instructed to randomly select from the Data File.

B.

For each Selected Tax Lien, we compared or recomputed the specified attributes in the Data File listed in the table below to or using the corresponding Sources included in the Sources column in the table below, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources/Instructions

Purchase Date	Auction Summary, Auction Purchase Confirmation Emails, Buy Sheet, Certificate Details, Certificate of Sale, Purchase Detail, Tax Roll Property Summary, Tax Sale Certificate

Bankruptcy	Instructions

Address	Certificate of Sale, Noticing Fee, Parcel Summary, Property Detail, Property Record

County	Auction Summary, Certificate of Sale, County Assessor’s Websites, Parcel Summary, Property Detail, Property Record, Purchase Detail, and Instructions

State	Auction Summary, Certificate of Sale, Parcel Summary, Property Detail, Property Record

Property Type	Property Detail, Property Record, County Assessors’ Websites

Current Interest Rate	Buy Sheet, Certificate Details, Certificate of Sale, Purchase Detail, Statutory Interest Rate Websites

Current Penalty Rate	Statutory Penalty Rate Websites

2

Attribute	Sources/Instructions

Tax Amount	Certificate Details, Certificate of Purchase, Certificate of Sale, Parcel Summary, Property Bill, Purchase Detail, Tax Sale Certificate, and Instructions

Overbid Amount	Certificate of Sale, Purchase Detail, and Instructions

Reimbursable Fees	Certificate of Sale, Noticing Fee, and Instructions

Market Value	Parcel Summary, Property Detail, County Assessor’s Websites, Certificate Details, and Instructions

Interest Amount	Tax Amount/Principal and Current Interest Rate from the Data File, statutory interest rate and accrual methodology in the State Interest Overview, and Instructions

Redemptive Value	Tax Amount, Interest Amount, Reimbursable Fees, and Subsequent Tax Amount from the Data File, and Instructions

Combined Redemptive Value	Tax Amount, Interest Amount, Reimbursable Fees, Overbid Amount, and Subsequent Tax Amount from the Data File, and Instructions

We found such information to be in agreement, except as listed in Exhibit E.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the tax liens, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the tax liens to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such tax liens being securitized, (iii) the compliance of the originator of the tax liens with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the tax liens that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

3

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

June 7, 2023

4

Exhibit A – County Assessor’s Websites provided by the Company

State	County	Website
Alabama	Baldwin	https://baldwinproperty.countygovservices.com/Property/
Alabama	Calhoun	https://gis.calhouncounty.org/ParcelViewer/
Alabama	Calhoun	https://altags.com/Calhoun_Revenue/PropertyDetails.aspx?
Alabama	Jefferson	https://eringcapture.jccal.org/caportal/CAPortal_MainPage.aspx
Alabama	Shelby	https://ptc.shelbyal.com/
District of Columbia	District of Columbia	https://mytax.dc.gov/_/#12
Florida	Collier	https://www.collierappraiser.com/index.html?ref=/main_search/
Florida	Duval	https://gis.hcpafl.org/PropertySearch/#/nav/Basic%20Search
Florida	Hillsborough	https://hillsborough.county-taxes.com/public/real_estate/parcels/
Florida	Hillsborough	https://gis.hcpafl.org/propertysearch/#/parcel/basic/
Florida	Leon	https://search.leonpa.gov/Terms?requestedAction=Property
Florida	Martin	https://www.pa.martin.fl.us/
Florida	Orange	https://ocpaweb.ocpafl.org/parcelsearch
Florida	Palm Beach	https://www.pbcgov.org/papa/Asps/PropertyDetail/PropertyDetail.aspx?
Florida	Pasco	https://pasco.county-taxes.com/public
Illinois	Cook	https://www.cookcountytreasurer.com/yourpropertytaxoverviewresults.aspx
Indiana	Lake	https://engage.xsoftinc.com/lake
Maryland	Baltimore City	https://pay.baltimorecity.gov/realproperty/bill
New Jersey	Atlantic	https://www.njtaxrecords.net/r/
New Jersey	Atlantic City	https://www.countyoffice.org/property-records-search/
New Jersey	Camden	https://www.taxdatahub.com/
New Jersey	Monmouth	https://njactb.org/
New Jersey	Passaic	http://paterson.msnj.us/cgi/saledb/
New Jersey	Trenton	https://www.countyoffice.org/property-records-search/
New York	Nassau	https://lrv.nassaucountyny.gov/
South Carolina	Dorchester	https://www.dorchestercountysc.gov/government/property-tax- services/assessor/real-estate-mobile-home-search/cama-parcel-lookup

Exhibit B - The Selected Tax Liens

Selected Tax Lien	Selected Tax Lien ID	Selected Tax Lien	Selected Tax Lien ID
1	2023-1-01	36	2023-1-36
2	2023-1-02	37	2023-1-37
3	2023-1-03	38	2023-1-38
4	2023-1-04	39	2023-1-39
5	2023-1-05	40	2023-1-40
6	2023-1-06	41	2023-1-41
7	2023-1-07	42	2023-1-42
8	2023-1-08	43	2023-1-43
9	2023-1-09	44	2023-1-44
10	2023-1-10	45	2023-1-45
11	2023-1-11	46	2023-1-46
12	2023-1-12	47	2023-1-47
13	2023-1-13	48	2023-1-48
14	2023-1-14	49	2023-1-49
15	2023-1-15	50	2023-1-50
16	2023-1-16	51	2023-1-51
17	2023-1-17	52	2023-1-52
18	2023-1-18	53	2023-1-53
19	2023-1-19	54	2023-1-54
20	2023-1-20	55	2023-1-55
21	2023-1-21	56	2023-1-56
22	2023-1-22	57	2023-1-57
23	2023-1-23	58	2023-1-58
24	2023-1-24	59	2023-1-59
25	2023-1-25	60	2023-1-60
26	2023-1-26	61	2023-1-61
27	2023-1-27	62	2023-1-62
28	2023-1-28	63	2023-1-63
29	2023-1-29	64	2023-1-64
30	2023-1-30	65	2023-1-65
31	2023-1-31	66	2023-1-66
32	2023-1-32	67	2023-1-67
33	2023-1-33	68	2023-1-68
34	2023-1-34	69	2023-1-69
35	2023-1-35	70	2023-1-70

(*)	The Company has assigned a unique Selected Tax Lien ID to each tax lien in the Data File. The Selected Tax Lien ID referred to in this Exhibit are not the actual Tax Lien IDs.

Exhibit C – Statutory Websites

State	Statutory Interest Rate Websites

Indiana	https://www.in.gov/sboa/files/County-Treasurers-Manual-Chapter-8-2002.pdf

Maryland	https://legislativereference.baltimorecity.gov/sites/default/files/Art%2028%20- %20Taxes_(rev%2004-11-22).pdf

South Carolina	https://www.charlestoncounty.org/departments/delinquent-tax/tax- sale.php#:~:text=The%20defaulting%20taxpayer(s)%2C,the%20year%20red emption%20time%20deadline.

State	Statutory Penalty Rate Websites

Alabama	https://alison.legislature.state.al.us/code-of-alabama

District of Columbia	https://law.justia.com/codes/district-of-columbia/2022/title-47/chapter- 13a/subchapter-ii/section-47-1348/

Florida	https://www.flsenate.gov/Laws/Statutes/2022/0720.3085

Illinois	https://law.justia.com/codes/illinois/2019/chapter-35/act-35-ilcs-200/title-7/

Indiana	https://www.in.gov/sboa/files/County-Treasurers-Manual-Chapter-8-2002.pdf

Maryland	https://legislativereference.baltimorecity.gov/sites/default/files/Art%2028%20- %20Taxes_(rev%2004-11-22).pdf

New Jersey	https://www.nj.gov/dca/divisions/dlgs/programs/tax_collector_docs/elements_ of_tax_sales_nj.pdf

New York	https://archive.nassaucountyny.gov/agencies/Treasurer/Annual_Tax_Lien_S ale/notice_tax_lien.html#:~:text=That%20section%20states%20that%20the% 20maximum%20interest%20%26,Nassau%20County%20will%20be%20calle d%20the%20%22Differential%20Lien.%22

South Carolina	https://www.charlestoncounty.org/departments/delinquent-tax/tax- sale.php#:~:text=The%20defaulting%20taxpayer(s)%2C,the%20year%20red emption%20time%20deadline.

Exhibit D – Instructions

Attribute	Instructions

Bankruptcy	Consider a blank value in the “Bankruptcy_Flag” field in the Data File to represent that the Selected Tax Lien is not in Bankruptcy. We were informed by the Company that none of the Selected Tax Liens were in Bankruptcy.

County	For Selected Tax Liens in New Jersey, the city of the county seat.

Tax Amount	For Selected Tax Liens in Cook County, Illinois, recompute the Tax Amount as the total amount listed in the Certificate of Purchase minus a non-redeemable fee of $80.

Overbid Amount	For Selected Tax Liens with a blank value or a value of “0” in the “Total_Paid_Overbid_Recoverable_Amount” field in the Data File, consider the Overbid Amount to be $0.

Reimbursable Fees

For Selected Tax Liens with a value of “0” in the “Total_Paid_Recording_Amount” field in the Data File, consider the Reimbursable Fees to be $0.

For Selected Tax Lien #69, sum the title search fee and legal fee in the Sources.

Market Value	If the Market Value stated in the “Assessed_Value” field in the Data File is less than the assessed value for tax year 2022 listed in the Sources, consider the assessed value for tax year 2021 to be the Market Value.

Interest Amount

Recompute as the sum of:

(a) the product of the (i) “Total_Paid_Tax_Lien_Amount” field in the Data File, (ii) the respective statutory interest rate and accrual methodology from the State Interest Overview, and (iii) the number of days between the “Purchase_Date” field in the Data File and May 22, 2023,

(b) the product of the (i) “Total_Paid_Sub_Tax_Amount” field in the Data File, (ii) the statutory interest rate and accrual methodology from the State Interest Overview, and (iii) the number of days between the subsequent tax payment date in the Sources and May 22, 2023, and

(c) Either (1) for Selected Tax Liens not in Illinois, the product of (i) the statutory penalty rate and accrual methodology from the State Interest Overview and (ii) the “Total_Paid_Tax_Lien_Amount” field in the Data File; or (2) for Selected Tax Liens in Illinois, a $4.00 take notice fee in the Noticing Fee if the “Total_Paid_Recording_Amount” field in the Data File was greater than or equal to $14.28, else $0.

Redemptive Value	Recompute as the sum of “Total_Paid_Tax_Lien_Amount,” “Redemptive_Interest_Due,” “Total_Paid_Recording_Amount,” and “Total_Paid_Sub_Tax_Amount” fields in the Data File.

Combined Redemptive Value	Recompute as the sum of “Total_Paid_Tax_Lien_Amount,” “Redemptive_Interest_Due,” “Total_Paid_Recording_Amount,” “Total_Paid_Overbid_Recoverable_Amount,” and “Total_Paid_Sub_Tax_Amount” fields in the Data File.

Exhibit E - Exception List

Selected Tax Lien #	Selected Tax Lien ID	Attribute	Per Data File		Per Sources/Instructions
17	2023-1-17	Address	(Redacted	)	(Redacted	)[1]
47	2023-1-47	Address	(Redacted	)	(Redacted	)[2]
48	2023-1-48	Market Value	$148,309.00		$164,257.00
60	2023-1-60	Market Value	$345,693.00		$349,283.00

[1]	Address city was different between the Data File and the Sources
[2]	Address was blank in the Data File, but was stated in the Sources